Sellside Analyst Meeting

November 29, 2017

verizon

Lowell McAdam
Chairman & CEO

verizon

“Safe Harbor” Statement

NOTE: In this presentation we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “estimates,” “hopes” or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors, along with those discussed in our filings with the Securities and Exchange Commission (the “SEC”), could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: adverse conditions in the U.S. and international economies; the effects of competition in the markets in which we operate; material changes in technology or technology substitution; disruption of our key suppliers’ provisioning of products or services; changes in the regulatory environment in which we operate, including any increase in restrictions on our ability to operate our networks; breaches of network or information technology security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance; our high level of indebtedness; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations or adverse conditions in the credit markets affecting the cost, including interest rates, and/or availability of further financing; material adverse changes in labor matters, including labor negotiations, and any resulting financial and/or operational impact; significant increases in benefit plan costs or lower investment returns on plan assets; changes in tax laws or treaties, or in their interpretation; changes in accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; the inability to implement our business strategies; and the inability to realize the expected benefits of strategic transactions.

Strategic Positioning

Network Leadership
- Fiber & densification
- Spectral efficiency
- New technologies

Customer relationships
- High-quality base
- Brand loyalty
- Scale

New ecosystems
- Media
- Telematics
- IoT

Long-term value creation
- Cash generation
- Profitability
- Return on investment

Hans Vestberg
EVP & President of Global Networks & Chief Technology Officer

Verizon Intelligent Edge Network Architecture



Access Options
LTE, LTE-A, 5G
Wireless
Smart Cities IoT
Enterprise
Fios
Consumer
Fiber to the Cell Site
Wholesale
Gigabit LTE & 5G
Multi Gigabit Business
Gigabit Home
Multi Gigabit
Front Haul
Ethernet
FTTP
FTTCS
verizon
iE Network
Shared Facility & Edge Compute
Unified Transport
Multi-Service Edge Network
Converged Core
Transport/Core Operations
Data Centers, IT and Network Monitoring
Digital Customer Interface – Support Systems and Orchestration

Fiber enabled multi-purpose network enabling efficiencies and new services

4G LTE – Best Network With Unlimited Data

Technology Leadership

<u>LTE & Antenna</u>
MIMO
Advanced Modulation
Carrier Aggregation
Interference Control

<u>Architecture</u>
Deep fiber
Centralized radio network
Virtualized radio network
Software defined network

<u>80% to >100% capacity gain</u>

Deep Spectrum Portfolio


Fixed
mmWave
Mobility
AWS-3 Deployment
LAA, 5 GHz, 3.5 GHz
850 (Cellular Spectrum) Re-farm
PCS Re-farm
700 C and AWS 1

Award Winning Performance

- 8 Consecutive National Root wins
- 19 Consecutive JD Power wins


2H Root Metrics Overall Results
(top 100 markets driven)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Verizon
AT&T
T-Mobile
Sprint

Consistent capital investment shifting from 4G to 5G

5G Pre-Commercial Trial Results


Download Speed Results (Mbps)
1600
1400
1200
1000
800
600
400
200
0
Less than 1,000
1,000 to 2,000
Beyond 2,000
Distance in feet
▲ = Median Speed



Line of Sight


19th Floor Customer Apartment
Base station

MDU Installs



Low-E Glass



Home unit



Optional Outdoor Antenna

Successful trials in 11 markets with mmWave delivering gigabit home broadband

Combined 4G + 5G Design



● = Existing cell sites ● = Incremental 5G sites


4G
5G

4G + 5G combined base station design

Efficient multi-use fiber enabled 4G + 5G site design with mmWave

5G Capabilities & Opportunities


Latency / Responsiveness
High frequency Trading
Home Gaming
Mission critical IoT
Drones
Automated Industry
Immersive Reality
Connected Autonomous Vehicles
Smart Cities
Wi-Fi Phone
Mobile Broadband
Mass IoT
Ultra-fast Video
Cloud Backup
Smart Home
Bandwidth


Mobile Broadband
Core
Edge
Fiber
RAN
LTE-A
Autonomous Vehicles
5G
Massive IoT
NB LTE
Fixed Wireless
New Experiences: AR/VR

Multiple 5G Dimensions

- Ultra low latency
- Ultra reliable transmission
- Massive internet of things scale
- Security by design
- High bandwidth (Spectrum width of hundreds of MHz)

Flexible Architecture

- Deep fiber deployment
- Multi-access edge compute (MEC)
- Public and private network slices for new 5G use cases

New opportunities with 5G and multi-access edge compute

verizon✓

John Stratton
EVP & President of Global Operations

verizon

5G "orders of magnitude" change opens new markets

Major elements:

1 Capacity	2 Cost/GB	3 Technical Capabilities Latency / Security





COSTS




First use case – Residential broadband

U.S. broadband market – First target of opportunity


U.S. broadband market
(2018)
~$65B
Residential
129M HHs
~$16B
Business
~10M Prems
fios
14M HHs
Opportunity
115M HHs
Initial Opportunity
~30M HHs

- **Large Total Addressable Market**
- **"Wired" economics/GB**
- **Increased customer optionality**

~25-30% of residential broadband market addressable by 5G

Source: Ovum, SNL Kagan, U.S. Census Bureau, and Verizon estimates

Initial commercial launch – 2H2018

Initial commercial launch plan

- **3-5 cities will launch in 2H2018**
  - Sacramento, CA (part of broader PPP*)
  - Additional cities to be announced soon
- **Expect 20-30% penetration**
- **Initial focus - Residential market**

"Offer"

- **Multiple customer offering**
  - Broadband
  - Video
  - Voice
- **End to end secure connectivity (home & away)**
- **Up to 1 gbps speeds**
- **Market competitive pricing**

Initial commercial launch in 2H2018, broader rollout in 2019

* Public Private Partnership

verizon

Q&A

verizon

Sellside Analyst Meeting

November 29, 2017

verizon